Exhibit 10.14.1

FIRST AMENDMENT TO

REVOLVING CREDIT AGREEMENT

dated as of June 10, 2011
among

RAM ENERGY RESOURCES, INC.,
as Borrower

SUNTRUST BANK,

as Administrative Agent,

The Guarantors Signatory Hereto,

and

The Lenders Signatory Hereto

First Amendment to Revolving Credit Agreement

This First Amendment to Revolving Credit Agreement (this “First Amendment”), dated as of June 10, 2011, is among RAM Energy Resources, Inc., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and SunTrust Bank, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Revolving Credit Agreement dated as of March 14, 2011 (the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.           The parties to the Credit Agreement have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.   Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2.   Amendments to Credit Agreement.

2.1   Definitions.   Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)           The definition of “Consolidated EBITDA” is hereby deleted in its entirety and replaced with the following:

“‘Consolidated EBITDA’ shall mean, for any Person and its Subsidiaries for any period, an amount equal to the sum of (i) Consolidated Net Income for such period less (ii) unrealized gains from Hedging Transactions, plus (iii) to the extent deducted in determining Consolidated Net Income for such period, and without duplication, (A) Consolidated Interest Expense, (B) income tax expense determined on a consolidated basis in accordance with GAAP, (C) depreciation and amortization determined on a consolidated basis in accordance with GAAP, (D) non-cash compensation expenses under the Borrower’s LTIP as determined in accordance with FAS 123R, (E) all other non-cash charges (including unrealized losses from Hedging Transactions) acceptable to the Administrative Agent, determined on a consolidated basis in accordance with GAAP, in each case for such period and (F) for periods ending on or before June 30, 2012, expenses totaling $1,387,149 incurred during such period by the Borrower to comply with the requirements of Section 7.12(a)(i); provided, however, that (x) there shall be included in determining Consolidated EBITDA for any period, without duplication, (A) the Acquired EBITDA of any Person or business, or attributable to any property or asset, acquired by any Loan Party during such period to the extent not subsequently sold, transferred, abandoned or otherwise disposed by any Loan Party (each such Person, business, property or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”), based on the actual Acquired EBITDA of such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition or conversion); provided further, that to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset sold, transferred, abandoned or otherwise disposed of, closed or classified as discontinued operations by any Loan Party during such period (each such Person, property, business or asset so sold or disposed of, a “Disposed Entity or Business”), based on the actual Disposed EBITDA of such Disposed Entity or Business for such period (including the portion thereof occurring prior to such sale, transfer or disposition or conversion).  Notwithstanding the foregoing, in no event shall the Consolidated EBITDA attributable to the Oil and Gas Properties sold to Milagro Producing, LLC or Southridge Energy, LLC in December, 2010 be treated as Disposed EBITDA hereunder.  Unless otherwise specified herein, Consolidated EBITDA shall mean Consolidated EBITDA of the Borrower and its Subsidiaries.”

(b)           The definition of “Shell Master Agreement” is hereby added where alphabetically appropriate:

“‘Shell Master Agreement’ shall mean, that certain Amended and Restated Master Swap Agreement entered into between Shell Energy North America (US), L.P. and Ram Energy, Inc., dated as of April 1, 2005, as amended.

2.2   Amendments to Section 5.1.   Section 5.1 is hereby amended by (a) deleting the “and” from the end of the existing clause (j) therein, (b) deleting the “.” at the end the existing clause (k) therein and replacing it with “; and” and (c) inserting the following new clause (l) immediately following clause (k):

 “(l)           (i) within 1 Business Day following request by the Administrative Agent and (ii) within 3 Business Days following the end of each calendar month, a certificate of a Financial Officer, in form and substance satisfactory to the Administrative Agent, setting forth as of a recent date, a true and complete list of all open Hedging Transactions under the Shell Master Agreement, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the Borrower’s reasonable estimate of the net settlement value of such Hedging Transactions, the position under any off-set arrangement relating thereto and any margin supplied or required to be supplied under any credit support document relating thereto; provided that, in addition to the foregoing, promptly following request by the Administrative Agent, the Borrower shall also provide (x) an estimate of the net settlement value as of a recent date for each open Hedging Transaction under the Shell Master Agreement, (y) the position under any off-set arrangement relating thereto as of such date and (z) the amount of any margin supplied or required to be supplied under any credit support document relating thereto as of such date, in each case, as provided by Shell Energy North America (US), L.P.”

2.3   Amendments to Section 7.2.   Section 7.2 is hereby amended as follows:

(a)           Section 7.2(h) is hereby deleted in its entirety and replaced with the following:

“(h)           Contractual rights of set-off allowing Shell Energy North America (US), L.P. or any Affiliate to set off amounts owed to the Borrower and its Subsidiaries for the purchase of Hydrocarbons against amounts owed by the Borrower and is Subsidiaries to Shell Energy North America (US), L.P. or any Affiliate pursuant to any Hedging Transaction in respect of commodities under the Shell Master Agreement to the extent such Hedging Transaction was entered into prior to the Closing Date.”

(b)           Section 7.2(i) is hereby redesignated as Section 7.2(j).

(c)           A new Section 7.2(i) is hereby added where appropriate:

“(i)           Liens on cash posted with Shell Energy North America (US), L.P. or any Affiliate to collateralize obligations of the Borrower and its Subsidiaries pursuant to Hedging Transactions in respect of commodities under the Shell Master Agreement to the extent such Hedging Transactions were entered into prior to the Closing Date; and”

2.4   Amendment to Section 7.12(a).   The final paragraph of Section 7.12(a) is hereby deleted in its entirety and replaced with the following:

Except for the Credit Support Addendum to the Shell Master Agreement but subject to Sections 7.2(h) and (i) in respect thereof, in no event shall any Hedging Transaction permitted under this Section 7.12(a) contain any requirement, agreement or covenant for the Borrower or any Subsidiary to post collateral or margin to secure their obligations under such Hedging Transaction or to cover market exposures, other than pursuant to the Collateral Documents.

2.5   Amendment to Schedule 4.5.   Schedule 4.5 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 4.5 attached hereto.

Section 3.   Conditions Precedent.  The effectiveness of this First Amendment is subject to the following:

3.1           The Administrative Agent shall have received counterparts of this First Amendment from the Obligors and the requisite Lenders.

3.2           The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this First Amendment.

3.3           No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

3.4           The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.   Representations and Warranties; Etc.   Each Obligor hereby affirms that as of the date hereof: (a) all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date), (b) no Defaults exist under the Loan Documents or will exist under the Loan Documents after the effectiveness of this First Amendment and (c) no Material Adverse Effect shall have occurred.

Section 5.   Miscellaneous.

5.1           Confirmation and Effect.   The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2           Ratification and Affirmation of Obligors.   Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party and (iv) agrees that its guarantee under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby.

5.3           Counterparts.   This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4           No Oral Agreement.   This written First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

5.5           Governing Law.   This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

5.6   No Waiver.   Neither the execution by the Administrative Agent or the Lenders of this First Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this First Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents.  Similarly, nothing contained in this First Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.

5.7           Severability.   Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invaliding the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

5.8           Successors and Assigns.   This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

 [signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	RAM ENERGY RESOURCES, INC.

	By:	/s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and Chief Financial Officer

GUARANTORS:
GREAT PLAINS PIPELINE COMPANY

	By:	/s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and Chief Financial Officer

PONTOTOC PRODUCTION COMPANY, INC.

	By:	/s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and Chief Financial Officer

RAM ENERGY HOLDINGS (LA), INC.

	By:	/s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and Chief Financial Officer

RAM ENERGY, INC.

By:	/s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and Chief Financial Officer

RAM ENERGY LOUISIANA, LLC By: RAM Energy Resources (Lafourche), Inc., its sole manager and member

By:	/s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and Chief Financial Officer

RAM ENERGY RESOURCES (LAFOURCHE), INC.

By:	/s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and Chief Financial Officer

RAM ENERGY RESOURCES (WV), INC.

By:	/s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and Chief Financial Officer

RAM OPERATING COMPANY, INC.

By:	/s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and Chief Financial Officer

RLP GULF STATES L.L.C. By: RAM Energy, Inc., its sole manager and member

By:	/s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and Chief Financial Officer

RWG ENERGY, INC.

By:	/s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and Chief Financial Officer

WG OPERATING, INC.

By:	/s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and Chief Financial Officer

WG PIPELINE LLC By: RWG Energy, Inc., its sole manager and member

By:	/s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and Chief Financial Officer

LENDERS:	SUNTRUST BANK as Administrative Agent, as Issuing Bank, and as a Lender

	By:	/s/ Gregory C. Magnuson
Name: Gregory C. Magnuson
Title: Vice President

CAPITAL ONE, N.A. as Syndication Agent and as a Lender

By:	/s/ Matthew L. Molero
Name: Matthew L. Molero
Title: Vice President

SOCIETE GENERALE

By:	/s/ David M. Bornstein
Name: David M. Bornstein
Title: Director

REGIONS BANK

By:	/s/ Kelly L. Elmore III
Name: Kelly L. Elmore III
Title: Senior Vice President

CIT BANK

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title: